Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Acquires Remaining

Equity Ownership Interest in Leli Holland

– Village Farms now owns 100% of Leli Holland, one of 10 licensed producers in the Dutch cannabis program –

– Company recently completed construction of its cultivation facility in Drachten –

– Leli expects to commence cultivation in October, pending final inspections –

Vancouver, BC and Orlando, FL – September 24, 2024 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced that it has acquired the remaining equity ownership interest in Leli Holland, B.V. (“Leli”). This transaction increased Village Farms’ equity ownership in Leli to 100 percent from 85 percent.

“We are thrilled to complete this transaction as we believe the Dutch market represents one of the most attractive limited-license cannabis market opportunities across the entire globe,” said Michael DeGiglio, President and Chief Executive Officer, Village Farms International. “After decades of tolerating the unintended consequences of a backdoor decriminalisation policy, the new Dutch program represents an historic evolution of regulations that make it the first major European country to permit legal recreational cannabis operations. We have been very impressed by the Dutch government’s thoughtful implementation of this program, and applaud them for an excellent job done to help ensure a successful launch.”

The Company also announced that it has completed construction of its cultivation facility in the town of Drachten. The Drachten facility is an indoor facility with five flower rooms and additional space for drying, manufacturing, and packaging of finished goods for distribution to approximately 80 Dutch coffeeshops in participating jurisdictions. Leli anticipates commencing cultivation in October, pending final regulatory inspections, with its first sales expected to occur during the first quarter of 2025.

President of Leli Holland and Village Farms subsidiary Pure Sunfarms, Orville Bovenschen added, “Our entrance into the Dutch market represents a homecoming for our organization given that much of our cultivation expertise is rooted in Dutch techniques. Village Farms has been operating highly-sophisticated, large-scale greenhouses in North America for over 35 years, but our first growers were Dutch immigrants who moved to Canada and the U.S. at a time when greenhouse cultivation was a completely new concept. We are proud of our Dutch heritage and participation in this program, and as a native Dutch citizen myself, I am especially excited to introduce Dutch consumers to our high standard of quality which has helped our Company establish one of the most popular portfolios of cannabis brands and flower strains in Canada.”

Mr. DeGiglio concluded, “Today’s Leli Holland announcements reflect our organization’s commitment to pursuing attractive, high ROI expansion opportunities. We are focused on leveraging our position as a top Canadian Licensed Producer with EU-GMP certification to expand our medicinal operations internationally, and we also look forward to additional recreational market expansion opportunities as policy makers continue embracing the many benefits of regulated cannabis.”

About Village Farms International

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America, the Netherlands and selected markets internationally.

In Canada, the Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 80% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Inc. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com